Share-Based Compensation	6 Months Ended
Sep. 30, 2023
Share-Based Compensation [Abstract]
Share-based compensation

9. Share-based compensation

Effective on May 31, 2022, the Company employed three non-executive directors. As part of compensation expenses, the Company agreed to issue ordinary shares to the three directors. On quarterly basis, each director would receive ordinary shares with a fair value of $5,000, and the number of ordinary shares is determined by the closing market price on issuance dates.

For the six months ended September 30, 2023, the Company issued an aggregation of 4,194 ordinary shares to the three directors, and recognized share-based compensation expenses of $11,742 in the account of “compensation and benefits” in the unaudited consolidated statements of income and comprehensive income.